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                                  EXHIBIT 10.4
           EMPLOYMENT AGREEMENT BETWEEN GRAND CENTRAL FINANCIAL CORP.
                             AND CHARLES O. STANDLEY



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                                  EXHIBIT 10.4

         Mr. Standley's Employment Agreement is the same as the Employment Agreement in Exhibit 10.1, which is incorporated herein by reference except as to: (i) the name of the signatory, which is Charles O. Standley; (ii) the signatory for the Company, which is William R. Williams; (iii) the position in
Section 1, which is Vice President of Commercial and Consumer Lending; and (iv) the amount of the base salary in Section 3(a), which is $86,273.